UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Broadway, 14th Floor
New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 226-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2023, Emerald Holding, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy.

At the Annual Meeting, stockholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated April 6, 2023, (the “Proxy Statement”): (1) the election of two Class III directors for terms expiring at the 2026 annual meeting of stockholders and two Preferred Stock directors for terms expiring at the 2024 annual meeting of stockholders; (2) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year; (3) the non-binding advisory vote to approve the compensation of our named executive officers; (4) the non-binding advisory vote to approve the frequency of future advisory votes on executive compensation; and (5) the approval of the Second Amendment and Restatement of the 2017 Omnibus Equity Plan.

Proposal One: Election of Class III Directors

Nominees	For	Withheld	Broker Non-Votes
Michael Alicea	122,118,977	1,408,895	3,959,865
Emmanuelle Skala	120,331,503	3,196,369	3,959,865

Election of Preferred Stock Directors

Nominees	For	Withheld	Broker Non-Votes
Lynda Clarizio	71,065,106	1,158	65,380
David Levin	71,065,646	618	65,380

Proposal Two: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the current fiscal year

For	127,450,073
Against	37,664
Abstain	—
Broker Non-Votes	—

Proposal Three: Non-Binding Advisory Vote to Approve the Compensation of Our Named Executive Officers

For	122,939,879
Against	578,667
Abstain	9,326
Broker Non-Votes	3,959,865

Proposal Four: Non-Binding Advisory Vote to Approve the Frequency of Future Advisory Votes on Executive Compensation

Three Years	118,917,230
Two Years	45,090
One Year	4,558,638
Abstain	6,913
Broker Non-Votes	3,959,865

Proposal Five: Approval of the Second Amendment and Restatement of the 2017 Omnibus Equity Plan

For	120,484,700
Against	2,939,539
Abstain	103,632
Broker Non-Votes	3,959,865

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD HOLDING, INC.

Date:	May 19, 2023	By:	/s/ Stacey Sayetta
Stacey Sayetta General Counsel and Corporate Secretary